                                                                     Exhibit 4.1

COUNTERSIGNED AND REGISTERED:
                               NATIONAL CITY BANK
                                                                  TRANSFER AGENT
BY:                                                                AND REGISTRAR


                                                            AUTHORIZED SIGNATURE

Incorporated Under the Laws   See Reverse Side for Certain
             of               Definitions and a Statement
   the State of Delaware           as to the Powers,
                               Designations, Preferences
                                and Rights of the Shares

              This Certificate is transferable in Cleveland, Ohio

                       TECHNICAL CONSUMER PRODUCTS, INC.

This Certifies That

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE,
                                       OF

                       TECHNICAL CONSUMER PRODUCTS, INC.

transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers.

             Secretary                                     President

A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AS ESTABLISHED, FROM TIME TO TIME, BY THE CERTIFICATE OF INCORPORATION AND BY ANY CERTIFICATE OF DESIGNATIONS, AND THE NUMBER OF SHARES CONSTITUTING EACH CLASS AND SERIES AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE FROM THE SECRETARY OF THE CORPORATION AT ITS CORPORATE HEADQUARTERS.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                        UNIF GIFT MIN ACT -- ......... Custodian .........
TEN ENT  -- as tenants by the entireties                                      (Cust)              (Minor)
JT TEN   -- as joint tenants with right of                                   under Uniform Gifts to Minors
            survivorship and not as tenants in common                        Act .........................
                                                                                        (State)


    Additional abbreviations may also be used though not in the above list.

For Value Received,  ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

    PLEASE INSERT SOCIAL
     SECURITY OR OTHER
   IDENTIFYING NUMBER OF
          ASSIGNEE

                             ---------------------------------------------------

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------ OF THE SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE
AND APPOINT ---------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated: --------------------- 20 --   Signature(s): -----------------------------

                                           -------------------------------------
                                           NOTICE: THE SIGNATURE(S) TO THIS
                                           ASSIGNMENT MUST CORRESPOND WITH THE
                                           NAME(S) AS WRITTEN ON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT, OR
                                           ANY CHANGE WHATEVER.

    Signature(s) Guaranteed: ---------------------------------------------------
                                           THE SIGNATURE(S) MUST BE GUARANTEED
                                           BY AN ELIGIBLE GUARANTOR INSTITUTION
                                           (BANKS, STOCKBROKERS, SAVINGS AND
                                           LOAN ASSOCIATIONS AND CREDIT UNIONS)
                                           WITH MEMBERSHIP IN AN APPROVED
                                           SIGNATURE GUARANTEED MEDALLION
                                           PROGRAM PURSUANT TO S.E.C. RULE
                                           17Ad-15.

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                   THIS SPACE MUST NOT BE COVERED IN ANY WAY